AllOne Mobile Corporation settlement agreement	12 Months Ended
Dec. 31, 2012
Investments, All Other Investments [Abstract]
Life Settlement Contracts, Disclosure [Text Block]
6.	AllOne Mobile Corporation settlement agreement:

In September 2008, the Company entered into a license and revenue share agreement (“2008 Agreement”) with AllOne Mobile Corporation (“AllOne”). AllOne is a subsidiary of AllOne Health Group Inc. (”AHG”) who in turn is a subsidiary of Hospital Services Association of Northeastern Pennsylvania (“HSA”). Through a private placement in 2007, HSA acquired 6,756,757 common shares of the Company for cash. Under the terms of the Agreement, Diversinet provided an exclusive worldwide right to AllOne to sub-license certain Diversinet software in combination with AllOne’s software, in the mobile personal health record market. Diversinet was required to provide second and third level support as well as two major product upgrades per year in exchange for a minimum annual fee of $5.5 million in the first contract year, and $7 million in years two and three. The Company concluded that the Company’s commitment to deliver major product upgrades met the definition of an unspecified additional software product. If an arrangement includes unspecified additional software products, the entire arrangement would be accounted for as a subscription. Under subscription accounting, the fee is recognized ratably over the non-cancellable term of the arrangement beginning with the delivery of the first product.

During January 2010, AllOne and AHG commenced a legal proceeding in Pennsylvania seeking the termination of the Agreement upon payment of $3,000,000 to Diversinet. On June 17, 2010, the parties entered into a Settlement and Mutual Release Agreement whereby the 2008 Agreement was terminated and AllOne paid Diversinet $4,000,000 and HSA returned 6,956,152 Diversinet common shares to Diversinet for cancellation. The Company recognized $3,500,000 as revenues in Q2 2010 as it related to products and services delivered prior to the termination date. The difference between the fair value of total consideration received of $7,060,707 and the amount recognized as revenue was recognized as other income (being $500,000 in cash and $3,060,707 relating to the return of 6,956,152 Diversinet common shares by HSA). In calculating the value of the consideration received, the Company valued the returned common shares using the closing price of the Company’s shares on the day immediately prior to the date of the Settlement Agreement.